Exhibit 99.1

FOR IMMEDIATE RELEASE:

CONTACT	TSC

Timothy Rogers	55 East Monroe Street
Chief Financial Officer	Suite 2600
Technology Solutions Company	Chicago, Illinois 60603
(O) 312-228-4500	(O) 312-228-4500
Tim_rogers@techsol.com

Technology Solutions Company Submits Voluntary Delisting Notice of Its Common Stock
to NASDAQ and Announces Approval of Its Plan of Liquidation

Chicago — April 27, 2009 — Technology Solutions Company (NASDAQ: TSCC), a software and services company focused on the healthcare provider market, today announced that on April 24, 2009 the Company submitted notice of its intent to voluntarily delist its common stock from The NASDAQ Global Market (“NASDAQ”). The Company further announced today stockholder approval of the Plan of Complete Liquidation and Dissolution of the Company (the “Plan”).

The notice to NASDAQ by the Company requested that trading in the Company Common Stock be suspended by NASDAQ effective as of the open of business on May 4, 2009, with the official delisting of the Company Common Stock to be effective ten days thereafter, on May 14, 2009, subject to approval of the Plan, which occurred on April 27, 2009. In connection with the notice, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on SEC Form 25 on May 4, 2009. In addition, in accordance with the Plan, the Company intends to file a Certificate of Dissolution with the Secretary of State of the State of Delaware and close its stock transfer books, each effective as of the close of business on May 1, 2009.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC.

In connection with the Plan, the Company has filed with the Securities and Exchange Commission a proxy statement and other relevant materials. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN. Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, the Company will mail a copy of the definitive proxy statement to stockholders of record on the record date when it becomes available. A free copy of the proxy statement and other documents filed with the SEC by the Company may also be obtained by directing a written request to: Technology Solutions Company, Attn: Chief Financial Officer, 55 E. Monroe, Suite 2600, Chicago, Illinois 60603, or accessing the “Investors” section of the Company’s website at http://www.techsol.com.

ABOUT Technology Solutions Company

Technology Solutions Company (TSC) is a software and services firm providing business solutions that partners with clients to expose and leverage opportunities that create, deliver, visualize and sustain customer value. Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare industry through tailored business solutions. For more information, please visit www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning TSC’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although TSC believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. TSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release are described in TSC’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, TSC does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If TSC does update or correct one or more forward-looking statements, investors and others should not conclude that TSC will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.